EXHIBIT 10.2

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                            CARRIAGE SERVICES, INC.

                                * * * * * * * *



            CARRIAGE SERVICES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

            FIRST: That the Board of Directors of the Corporation, at a meeting duly held on January 29, 1997, adopted the following resolution proposing and declaring advisable an amendment to the Certificate of Incorporation of the Corporation, as follows:

            RESOLVED: That the first paragraph of Article IV of the Certificate of Incorporation of the Corporation be amended in its entirety so that, as amended, the first paragraph of said Article IV shall read as follows:

            "The total number of shares of stock that the Corporation shall have authority to issue is 120,000,000 shares of capital stock, consisting of (i) 70,000,000 shares of preferred stock, par value $.01 per share ('Preferred Stock'); (ii) 40,000,000 shares of Class A Common Stock, par value $.01 per share ('Class A Common Stock'); and (iii) 10,000,000 shares of Class B Common Stock, par value $.01 per share ('Class B Common Stock'; the Class A Common Stock and the Class B Common Stock are collectively referred to as the 'Common Stock')."

            SECOND: That a majority of the outstanding stock entitled to vote on such amendment, and a majority of the outstanding stock of each class entitled to vote thereon as a class, has been voted in favor of such amendment.
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            IN WITNESS WHEREOF, CARRIAGE SERVICES, INC. has caused
this Certificate of Amendment to be executed by MARK W. DUFFEY, the President of the Corporation, this 7th day of May, 1997.

                                    CARRIAGE SERVICES, INC.

                                    By:_________________________________
                                       MARK W. DUFFEY, President

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